Exhibit 99.1
Select Inquiries Received Year to Date 2025

Select Inquiries Received through October 20, 2025

1) Credit Acceptance has experienced a declining loan forecast over the last two years and there have been recent negative headlines surrounding the auto industry. Can you elaborate on the quality of your loans, the risk to purchasers of your securitizations and other debt investors, as well as your philosophy on credit risk in general?

We endeavor to run our business conservatively, with a large margin of safety in loan pricing in the aggregate, low leverage on the balance sheet, and significant unused availability on our revolving credit facilities. Our forecasting models have performed best during relatively stable economic periods but have been less accurate during periods of volatility like we have experienced in recent years. Since forecasting collection rates is challenging, our business model is designed to produce acceptable returns in the aggregate even if loan performance is worse than forecasted. When needed, we have made adjustments to our forecasts on both new and existing loans, and our recent forecasts incorporate underperformance of post-pandemic vintages. We have also reduced advance rates to the dealer on more recent vintages, which we believe increases the margin of safety in our business. Based on our current estimates, total forecasted collections for the portfolio as of September 30, 2025 are $12.3 billion, which provides over $4.5 billion of cushion to our lenders after considering $1.4 billion of estimated interest and operating expenses and $6.4 billion of outstanding debt.

Since 1998, we have completed 59 term securitizations totaling $16.6 billion of debt issued. We believe our securitization trusts contain a significant margin of safety for investors, including structural features such as overcollateralization, subordination, and reserve accounts to protect our investors against credit risk. Our securitization trusts have paid timely interest and principal of all maturing securities in full and have never experienced an early amortization event, event of default, or other adverse event that would cause early or late repayment. Our securitization transactions are generally structured to withstand a 35% decline in the forecasted collection rate before the most junior bond is at risk of taking a principal loss. Accordingly, we believe future net cash flows from collateral securing our outstanding securitization debt are more than sufficient to repay all future obligations of our outstanding securitization trusts.

Regarding liquidity, we maintained approximately $1.6 billion of available borrowing capacity on our revolving credit facilities as of September 30, 2025.

Cautionary Statement Regarding Forward-Looking Information

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. Statements in this communication that are not historical facts, such as those using terms like “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target,” or similar expressions, and those regarding our future results, plans, and objectives, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this communication. Actual results could differ materially from these forward-looking statements since the statements are based on our current expectations, which are subject to risks and uncertainties. Factors that might cause such a difference include, but are not limited to, the factors set forth in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, and Item 1A in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on July 31, 2025, and other risk factors discussed or listed from time to time in our reports filed with the SEC and the following:

Industry, Operational, and Macroeconomic Risks
•Our inability to accurately forecast and estimate the amount and timing of future collections could have a material adverse effect on results of operations.
•Due to competition from traditional financing sources and non-traditional lenders, we may not be able to compete successfully.

•Adverse changes in economic conditions, the automobile or finance industries, or the non-prime consumer market could adversely affect our financial position, liquidity, and results of operations, the ability of key vendors that we depend on to supply us with services, and our ability to enter into future financing transactions.
•Reliance on third parties to administer our ancillary product offerings could adversely affect our business and financial results.
•We are dependent on our senior management, and the loss of any of these individuals or an inability to hire additional team members could adversely affect our ability to operate profitably.
•Our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace.
•An outbreak of contagious disease or other public health emergency could materially and adversely affect our business, financial condition, liquidity, and results of operations.
•The concentration in several states of automobile dealers who participate in our programs could adversely affect us.
•Reliance on our outsourced business functions could adversely affect our business.
•Our ability to hire and retain foreign engineering personnel could be hindered by immigration restrictions.
•We may be unable to execute our business strategy due to current economic conditions.
•Natural disasters, climate change, military conflicts, acts of war, terrorist attacks and threats, or the escalation of military activity in response to terrorist attacks or otherwise may negatively affect our business, financial condition, and results of operations.
•Governmental or market responses to climate change and related environmental issues could have a material adverse effect on our business.
•A small number of our shareholders have the ability to significantly influence matters requiring shareholder approval and such shareholders have interests which may conflict with the interests of our other security holders.

Capital and Liquidity Risks
•We may be unable to continue to access or renew funding sources and obtain capital needed to maintain and grow our business.
•The terms of our debt limit how we conduct our business.
•A violation of the terms of our asset-backed secured financings or revolving secured warehouse facilities could have a material adverse impact on our operations.
•Our substantial debt could negatively impact our business, prevent us from satisfying our debt obligations, and adversely affect our financial condition.
•We may not be able to generate sufficient cash flows to service our outstanding debt and fund operations and may be forced to take other actions to satisfy our obligations under such debt.
•Interest rate fluctuations may adversely affect our borrowing costs, profitability, and liquidity.
•Reduction in our credit rating could increase the cost of our funding from, and restrict our access to, the capital markets and adversely affect our liquidity, financial condition, and results of operations.
•We may incur substantially more debt and other liabilities. This could exacerbate further the risks associated with our current debt levels.
•The conditions of the U.S. and international capital markets may adversely affect lenders with which we have relationships, causing us to incur additional costs and reducing our sources of liquidity, which may adversely affect our financial position, liquidity, and results of operations.

Technology and Cybersecurity Risks
•Our dependence on technology could have a material adverse effect on our business.
•We depend on secure information technology, and a breach of our systems or those of our third-party service providers could result in our experiencing significant financial, legal, and reputational exposure and could materially adversely affect our business, financial condition, and results of operations.
•Our use of electronic contracts could impact our ability to perfect our ownership or security interest in retail installment contracts.
•Failure to properly safeguard our proprietary business information or confidential consumer and team member personal information could subject us to liability, decrease our profitability, and damage our reputation.
•The development and use of artificial intelligence presents risks and challenges that may adversely impact our business.

Legal and Regulatory Risks
•Litigation we are involved in from time to time may adversely affect our financial condition, results of operations, and cash flows.
•Changes in tax laws and the resolution of uncertain income tax matters could have a material adverse effect on our results of operations and cash flows from operations.
•The regulations to which we are or may become subject could result in a material adverse effect on our business.

Other factors not currently anticipated by management may also materially and adversely affect our business, financial condition, and results of operations. We do not undertake, and expressly disclaim any obligation, to update or alter our statements, whether as a result of new information or future events or otherwise, except as required by applicable law.
3